UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

WHITESTONE REIT

(Exact Name of Registrant as Specified in its Charter)

Maryland	76-0594970
(State of Incorporation or Organization)	(I.R.S. Employee Identification No.)

2600 South Gessner, Suite 500 Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box ☑

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-162859

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be registered	Name of each exchange on which each class is to be registered
Class B Common Shares, par value $0.001 per share	NYSE Amex, LLC

Securities to be registered pursuant to Section 12(g) of the Act:

None

(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.	Description of Registrant’s Securities to be Registered

The securities to be registered hereby are the Class B common shares (the “Class B common shares”), par value $0.001 per share, of Whitestone REIT (the “Registrant” or “Whitestone”). The description of the Class B common shares is contained in the section entitled “Description of Securities” in the Registrant’s Registration Statement on Form S-11, File No. 333-162859 (the “Registration Statement”) initially filed with the Securities and Exchange Commission on November 4, 2009, together with all amendments filed with respect thereto. The information contained within this one section is incorporated herein by reference. Any form of prospectus or prospectus supplement to the Registration Statement that includes such description and that is subsequently filed is hereby also incorporated by reference herein.

Item 2.	Index to Exhibits

The following have been filed as exhibits to the Registration Statement and are hereby incorporated by reference herein:

Exhibit Number	Description of Document

3.1	Articles of Amendment and Restatement of Whitestone REIT (previously filed as and incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on July 31, 2008)

3.2	Articles Supplementary of Whitestone REIT (previously filed as and incorporated by reference to Exhibit 3(i).1 to the Registrant’s Current Report on Form 8-K, filed December 6, 2006)

3.3	Articles of Amendment of Whitestone REIT (previously filed as and incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on August 24, 2010)

3.4	Articles of Amendment of Whitestone REIT (previously filed as and incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K, filed on August 24, 2010)

3.5	Articles Supplementary of Whitestone REIT (previously filed as and incorporated by reference to Exhibit 3.3 to the Registrant’s Current Report on Form 8-K, filed on August 24, 2010)

3.6	Amended and Restated Bylaws of Whitestone REIT (previously filed as and incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed October 9, 2008)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

WHITESTONE REIT

By:	/S/ JAMES C. MASTANDREA
James C. Mastandrea Chairman and Chief Executive Officer

Dated: August 24, 2010

EXHIBIT INDEX

Exhibit Number	Description of Document

3.1	Articles of Amendment and Restatement of Whitestone REIT (previously filed as and incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on July 31, 2008)

3.2	Articles Supplementary of Whitestone REIT (previously filed as and incorporated by reference to Exhibit 3(i).1 to the Registrant’s Current Report on Form 8-K, filed December 6, 2006)

3.3	Articles of Amendment of Whitestone REIT (previously filed as and incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on August 24, 2010)

3.4	Articles of Amendment of Whitestone REIT (previously filed as and incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K, filed on August 24, 2010)

3.5	Articles Supplementary of Whitestone REIT (previously filed as and incorporated by reference to Exhibit 3.3 to the Registrant’s Current Report on Form 8-K, filed on August 24, 2010)

3.6	Amended and Restated Bylaws of Whitestone REIT (previously filed as and incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed October 9, 2008)

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